UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2021

Redfin Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-38160	74-3064240
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

1099 Stewart Street	Suite 600
Seattle	WA		98101
(Address of principal executive offices)			(Zip Code)

(206)	576-8333
Registrant's telephone number, including area code

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2021, Scott Nagel, our president of real estate operations, informed us of his intent to retire from Redfin in April 2022. As part of the transition plan, effective April 19, 2021, Mr. Nagel will become our president of strategic initiatives and will serve in this role until his retirement.

Upon Mr. Nagel’s transition from his current role, Adam Wiener, currently our chief growth officer, will become our president of real estate operations, assuming Mr. Nagel’s responsibilities for overseeing our real estate brokerage and title and settlement solutions businesses. Mr. Wiener will continue to oversee our RedfinNow and Redfin Mortgage businesses and transition his other current responsibilities to our other executives. More information regarding Mr. Wiener is available under the section “Our Executive Officers” beginning on page 3 of our Form 10-K for the year ended December 31, 2020, and such information is incorporated by reference into this report. Mr. Wiener has the following arrangements with us:
•compensation consisting of base salary, participation in the executive bonus plan, and equity awards.
•an indemnification agreement; the description of this agreement contained in Part II, Item 15 of our Form S-3 filed on June 17, 2020 is incorporated by reference into this report.
•a change in control severance agreement; the description of this agreement contained in our Form 8-K filed on August 19, 2020 is incorporated by reference into this report.

Item 7.01 Regulation FD Disclosure.

On March 18, 2021, we issued a press release announcing the personnel changes described in Item 5.02. A copy of the press release is furnished as exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated March 18, 2021
104	Cover page interactive data file, submitted using inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Redfin Corporation
(Registrant)

Date: March 18, 2021	/s/ Chris Nielsen
Chris Nielsen Chief Financial Officer